                              AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

          This Amended and Restated Stockholders' Agreement (this "Agreement") is made and entered into as of September 30, 1999, by and among the parties listed on the signature pages attached hereto (the "Stockholders") and City Truck Holdings, Inc., a Delaware corporation (the "Company").

                                    RECITALS
                                    --------

          WHEREAS, the Stockholders, owning 97.95% of the outstanding shares of Common Stock of the Company, par value $.01 per share ("Company Common Stock"), 95% of the outstanding shares of Series A Preferred Stock of the Company, par value $.01 per share ("Series A Preferred"), and 100% of the outstanding shares of Series B Preferred Stock of the Company, par value $.01 per share (together with Series A Preferred, "Company Preferred Stock," and Company Preferred Stock and Company Common Stock being referred to collectively as "Company Stock"), and 100% of the outstanding options to acquire Company Stock (the "Options"), desire to enter into this Agreement for the purposes of amending and restating that certain Stockholders' Agreement among the Company and certain of its stockholders dated as of September 30, 1998, and regulating certain aspects of their relationship on and after the date hereof;

          NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section I.  Authorization.
            -------------

          Each Stockholder hereby represents and warrants to the Company and to each other that (i) such Stockholder has full power and authority to execute and deliver this Agreement and perform such Stockholder's obligations hereunder,
(ii) the execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (iii) the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the performance of such Stockholder's obligations hereunder will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to such Stockholder or any agreement or other instrument to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties are bound or any permit, franchise, judgment, decree, statute, rule or regulation applicable to such Stockholder or such Stockholder's properties or assets.

Section II.  Certain Covenants of the Company.
             --------------------------------

          When it is first legally required to do so, the Company will register the Company Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will keep such registration effective and will timely file such information, documents and reports as the Securities and Exchange Commission (the "Commission") may require or prescribe under Section 13 of the Exchange Act, including the rules of the Commission promulgated thereunder. From and after the effective date of any registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), the Company will timely file such information, documents and reports as the Commission may require under Section 13 or 15(d) (whichever is applicable) of the Exchange Act, including the rules of the Commission promulgated thereunder. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company will forthwith upon request furnish any Stockholder (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company filed by the Company with the Commission, and (iii) such other reports and documents filed by the Company with the Commission as such Stockholder may reasonably request. The Company acknowledges and agrees that the purpose of the requirements contained in this Section II is to enable any such Stockholder to comply with the current public information requirements contained in Commission Rule 144 and Rule 144A under the Securities Act should such Stockholder ever wish to dispose of any Company Stock without registration under the Securities Act in reliance upon Rule 144 or Rule 144A (or any other similar exemptive provision) and such disposition is permitted by the terms of this Agreement. In addition, the Company will take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 and Rule 144A under the Securities Act (or any similar exemptive provision hereafter in effect).

Section III.  Rights of First Refusal.
              -----------------------

          A. Except as set forth in Section VII or the immediately following sentence, before any shares of Company Stock, or any beneficial interest therein, may be sold, transferred or assigned (including transfer by operation of law) or pledged, hypothecated or encumbered by any Stockholder (a "Selling Stockholder") such shares shall first be offered to the Company and other Stockholders owning the same class or series of Company Stock (the "Applicable
Class Stockholders") in the manner set forth in this Section III.   The
provisions of the immediately preceding sentence shall not apply to a transfer, assignment or pledge to a bank or other lending institution to secure loans extended by such bank or other lending institution for any purpose, provided that, prior to such transfer, assignment or pledge, such bank or other lending institution agrees in writing to be bound by the provisions of this Agreement and delivers written notice of such agreement to the Company. Any purported transfer in violation of the provisions of this Section III shall be void and ineffective and shall not operate to transfer any interest in or title to the shares of Company Stock to the purported transferee.

          B. The Selling Stockholder shall deliver a notice (the "Selling Stockholder Notice") to the Company stating (i) the Selling Stockholder's bona fide intention to sell or transfer such shares, (ii) the number of shares proposed to be sold or transferred (the "Noticed Shares"), (iii) the price for which it is proposed to sell or transfer the Noticed Shares (in the case of a transfer not involving a sale, such price shall be deemed to be the fair market value of the

Noticed Shares as determined pursuant to Section III.D hereof), the terms of payment of that price and the other terms and conditions of sale, and (iv) the name and address of the proposed purchaser or transferee. Other than as permitted by Section VII or as a bona fide gift, a Selling Stockholder shall not effect, or attempt to effect, any sale or other transfer for value of the Company Stock other than for money or an obligation to pay money.

          C. For a period of thirty (30) days after receipt of the Selling Stockholder Notice, the Company or its assignee or assignees (other than Aurora, Aurora Overseas, BABF, HDA, QDEP or an Affiliate of Aurora, Aurora Overseas, BABF, HDA or QDEP) (any such assignee being hereinafter referred to as "Permitted Assignee") shall have the option, but not the obligation, to purchase all, but not less than all, of the Noticed Shares. If the Company (including its Permitted Assignee or Permitted Assignees) elects not to purchase all of the Noticed Shares, it shall give written notice (the "Company Notice") to the other Applicable Class Stockholders within the thirty (30) day period following receipt of the Selling Stockholder Notice, and for a period of twenty (20) days after receipt of the Company Notice, the other Applicable Class Stockholders shall have the option, but not the obligation, to purchase all, but not less than all, of the Noticed Shares not elected for purchase by the Company (including its Permitted Assignee or Permitted Assignees), and such purchase, unless otherwise agreed among the Applicable Class Stockholders that elect to purchase such Noticed Shares, shall be pro rata in proportion to the number of
                                       --------
shares of such class or series held by each Applicable Class Stockholder that elects to purchase such Noticed Shares relative to the aggregate number of shares of such class or series held by all of the Applicable Class Stockholders that elect to purchase such Noticed Shares) on the same terms and conditions as set forth in the Selling Stockholder Notice. The price per share of the Noticed Shares purchased pursuant to this Section III.C shall be, in the case of a sale, the price per share as set forth in the Selling Stockholder Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section III.D hereof, and the purchase shall be in all other material respects on the same terms and subject to the same conditions as those set forth in the Selling Stockholder Notice.

          D. In the case of a transfer of shares of Company Stock not involving a sale, the fair market value of the shares shall be determined in good faith by the Board of Directors of the Company (the "Board"), and such determination will be final and binding upon all parties and persons claiming under or through them; provided, however, if a Selling Stockholder is not
                       -----------------
satisfied with such determination of fair market value, the Selling Stockholder may elect not to proceed with the proposed transfer of shares of Company Stock not involving a sale and retain such shares under this Agreement.

          E. If the Company (including its Permitted Assignee or Permitted Assignees) and the other Applicable Class Stockholders do not elect to purchase all of the Noticed Shares, then none of such shares shall be purchased, unless the Selling Stockholder elects otherwise, and the Selling Stockholder may sell or transfer all (but not less than all) of such shares (less any shares that such Selling Stockholder has otherwise elected to sell pursuant to the election permitted in the first part of this compound sentence) to the purchaser or transferee named in the Selling Stockholder Notice at, in the case of a sale, at a price and on terms no less favorable than those set forth in the Selling Stockholder Notice, provided that such sale or transfer is consummated within five (5) months following the date of the Selling Stockholder Notice.

          F. The provisions of this Section III shall terminate upon the earlier of (i) the closing of an underwritten public offering of Company Common Stock pursuant to a registration statement declared effective under the Securities Act, following which the Company Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, provided that the net proceeds of such offering are not less than $50,000,000 (such an offering being hereinafter referred to as a "Qualified IPO"), or (ii) the transfer, by sale or exchange of shares or merger, consolidation or other business combination involving the Company or otherwise, of outstanding shares of the capital stock of the Company representing more that 50% of the voting power in terms of the election of directors of the Company; provided, however, that no such transfer
                                      -----------------
shall be deemed to have occurred as the result of (1) any redemption by the Company of all or any portion of any series of its outstanding preferred stock,
(2) any acquisition by the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or by the Brentwood Group or the Aurora Group or any of their respective Affiliates, of shares of the capital stock of the Company or (3) a merger, consolidation or other business combination involving the Company if, immediately following such merger, consolidation or other business combination,
(a) all or substantially all of the individuals and entities that were the beneficial owners (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of each class of the outstanding voting stock of the Company immediately prior to such merger, consolidation or other business combination directly or indirectly beneficially own more than 50% of the combined voting power of each class of the then outstanding voting securities of the entity resulting from such merger, consolidation or other business combination (including but not limited to an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or indirectly or through one or more subsidiaries) in substantially the same proportions, relative to each other, as their ownership of such class of the voting stock of the Company immediately prior to such merger, consolidation or other business combination, and (b) no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (other than the Company, the entity resulting from such merger, consolidation or other business combination, any employee benefit plan (or related trust) sponsored or maintained by the Company, a subsidiary of the Company or the entity resulting from such merger, consolidation or other business combination or the Brentwood Group, the Aurora Group or any of their respective Affiliates) directly or indirectly beneficially owns 50% or more of the combined voting power of the then outstanding voting securities of the entity resulting from such merger, consolidation or other business combination.

          G. (a) Each Stockholder shall notify the Company, Aurora and Brentwood promptly upon the occurrence of an Involuntary Transfer of any shares of Company Stock. If an Involuntary Transfer of any of the shares of Company Stock owned by any Stockholder shall occur, the parties hereto shall have the same rights of first refusal under this Section III with respect thereto (the "Transferred Securities") as if the Involuntary Transfer had been a proposed voluntary transfer by such Stockholder, the same procedures set forth above shall apply, except that:

               (i) the periods within which such rights must be exercised shall run from the date that notice of the Involuntary Transfer is received from the Stockholder or its legal representative; and

               (ii) such rights shall be exercised by notice (an "Involuntary Transfer Notice") to the transferee of the Involuntary Transfer rather than to the Stockholder with respect to which such Involuntary Transfer has occurred.

          (b) In the event that the provisions of this Section III.G shall be held to be unenforceable with respect to any particular Involuntary Transfer of shares of Company Stock, the parties hereto shall have the rights of first refusal set forth in this Section III if the transferee of the Involuntary Transfer subsequently obtains a bona fide offer for and desires to transfer such Transferred Securities.

Section IV.  Tag-Along Rights.
             ----------------

          A. If any Stockholder then owning 10% or more of the outstanding shares of any class or series of Company Stock (in such capacity, a "Selling 10% Stockholder") at any time or from time to time enter(s) into an oral or written agreement to directly or indirectly transfer, sell or otherwise dispose of (a "Tag-Along Sale") outstanding shares of any class or series of Company Stock or any interest therein, then, in addition to the rights set forth in Section III, each other Stockholder shall have the right, but not the obligation, to participate in the Tag-Along Sale (and to displace the Selling 10% Stockholder to the extent of such participation) by selling up to such Stockholder's pro
                                                                         ---
rata share (in proportion to the number of shares of such class or series held
----
by each other Stockholder so electing to participate) of the number of shares of Company Stock (the "Stockholders' Allotment") equal to the product of (i) the total number of shares of Company Stock proposed to be sold or otherwise disposed of by the Selling 10% Stockholder in the Tag-Along Sale multiplied by
(ii) a fraction, the numerator of which shall equal the aggregate number of shares of Company Stock owned immediately prior to the Tag-Along Sale by Stockholders (other than the Selling 10% Stockholder) who have elected to participate in the Tag-Along Sale, and the denominator of which shall equal the sum of (1) the aggregate number of shares of Company Stock owned immediately prior to the Tag-Along Sale by the Selling 10% Stockholder and (2) the aggregate number of shares of such class of Company Stock owned immediately prior to the Tag-Along Sale by Stockholders (other than the Selling 10% Stockholder) who have
elected to participate in such Tag-Along Sale.   Each other Stockholder shall
only have the right to include shares of Company Stock of the same class or classes as is or are being sold by the Selling 10% Stockholder. If the Selling 10% Stockholder is selling more than one class of Company Stock, the provisions of this Section IV shall apply separately to each such class; provided, however,
                                                              ------------------
that no Stockholder may elect to participate in a Tag-Along Sale with respect to one class of stock unless such stockholder elects to participate, on a pro rata
                                                                       --------
basis, with respect to all other classes of Company Stock being transferred by the Selling 10% Stockholder as well.

          Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling 10% Stockholder;

provided, however, that all selling Stockholders shall share pro rata, based
--------  -------                                            --------
upon the number of shares of each class or series of Company Stock being sold by each such Stockholder (i) in any indemnity liabilities to the purchaser in the Tag-Along Sale (other than liabilities for breaches of representations as to unencumbered ownership of and ability to transfer the shares being sold in the Tag-Along Sale ("Title Representations"), which shall be the sole responsibility of the selling Stockholder who breaches any of such Stockholder's Title Representations) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities; provided, however, if a Selling 10% Stockholder is
                       ------------------
selling more than two-thirds of its total Company Preferred Stock or Company Common Stock in the Tag-Along Sale, then the provisos in the second paragraph of
Section V.A shall apply to the Tag-Along Sale to limit the obligations of any less than 10% Stockholder participating in the Tag-Along Sale.

          B. The Selling 10% Stockholder shall promptly provide each Stockholder with written notice (the "Tag-Along Sale Notice") not more than 60 days and not less than 20 days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). In order to facilitate the prompt delivery of the Tag-Along Sale Notices, the Company hereby covenants to provide the Selling 10% Stockholder access to the stock record books of the Company. Each Tag-Along Sale Notice shall set forth (i) the name and address of each proposed transferee or purchaser of shares of Company Stock in the Tag-Along Sale, (ii) the name and address of the Selling 10% Stockholder and the number of shares of Company Stock proposed to be transferred or sold by the Selling 10% Stockholder member, (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iv) the aggregate number of shares of Company Stock held of record as of the close of business on the date of the Tag-Along Sale Notice (the "Tag-Along Notice Date") by the Stockholder to whom the notice is sent and the aggregate number of such Stockholder's shares of Company Stock outstanding on the Tag-Along Notice Date, (v) the aggregate number of shares of Company Stock held of record as of the Tag-Along Notice Date by the Selling 10% Stockholder,
(vi) the maximum number of shares of Company Stock (the "Stockholder's Allotment") that the Stockholder to whom the notice is sent is entitled to include in the Tag-Along Sale assuming each Stockholder elected to participate in the Tag-Along Sale and elected to sell the maximum number of shares owned by each such Stockholder, (vii) the number of shares of each class of Company Stock constituting the Stockholders' Allotment, (viii) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of Company Stock in accordance with the terms hereof, (ix) the estimated Tag-Along Sale Date and (x) confirmation that, with respect to the shares of Company Stock to be acquired by the proposed transferee or purchaser, the proposed transferee or purchaser agrees in writing to be bound by, and covenants that each subsequent transferee of any such shares shall be bound by, the provisions of this Agreement as if he or it were the Selling 10% Stockholder.

          Each Stockholder shall provide written notice (or oral notice confirmed in writing within five (5) days) (the "Tag-Along Notice") of such Stockholder's election to participate in the Tag-Along Sale to the Selling 10% Stockholder no less than 10 days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Company Stock, if any, that such Stockholder desires to include in the Tag-Along Sale (which shall not exceed such Stockholder's Allotment of each affected class of Company Stock). The Tag-Along Notice shall also specify the aggregate number of additional shares, if any, of each affected class of Company Stock owned of record as of the Tag-Along Notice Date by such Stockholder that such Stockholder desires to also include in the Tag-Along Sale ("Additional Shares") in the event that all Stockholders do not elect to participate in the Tag-Along Sale or do not elect to sell or dispose of the entire amount of their respective Stockholder's Allotment of each affected class of Company Stock. In such event, the Selling 10% Stockholder shall apportion the aggregate number of Additional Shares to Stockholders whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro
                                                                            ---
rata basis among such Stockholders in accordance with the number of Additional
----
Shares of each affected class of Company Stock specified by all such Stockholders in their Tag-Along Notices.

          The Selling 10% Stockholder shall determine the aggregate number of shares of Company Stock to be sold by each participating Stockholder in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by the Stockholders shall constitute their respective binding agreements to sell such shares on the terms and conditions applicable to such sale (including the requirements of this Section IV). Except as otherwise provided herein, if the proposed transferee or purchaser does not purchase all of such shares on the same terms and conditions as are applicable to the Selling 10% Stockholder, then none shall be purchased.

          If a Tag-Along Notice is not received by the Selling 10% Stockholder from at least one other Stockholder within the ten (10) day period specified above, the Selling 10% Stockholder shall have the right to sell or otherwise transfer the number of shares of Company Stock specified in the Tag-Along Sale Notice to the proposed purchaser or transferee without any participation by any other Stockholder, but only on terms and conditions no more favorable to the purchaser or transferee than those stated in the Tag-Along Sale Notice and only if such sale occurs on a date within twenty (20) Business Days of the Tag-Along Sale Date.

          C. The provisions of this Section IV shall apply regardless of the form of consideration received in the Tag-Along Sale. The provisions of this
Section IV shall not apply to (i) any transfer permitted by Section VII or (ii) any transfer, assignment or pledge to a bank or other lending institution to secure loans extended by such bank or other lending institution for any purpose, provided that, prior to such transfer, assignment or pledge, such bank or other lending institution agrees in writing to be bound by the provisions of this Agreement and delivers written notice of such agreement to the Company.

          D. The provisions of this Section IV shall terminate on the earlier of (i) the closing of a Qualified IPO or (ii) the transfer, by sale or exchange of shares or merger, consolidation or other business combination involving the Company or otherwise, of outstanding shares of the capital stock of the Company representing more that 50% of the voting power in terms of the election of directors of the Company; provided, however, that no such transfer shall be
                          -----------------
deemed to have occurred as the result of (1) any redemption by the Company of all or any portion of any series of its outstanding preferred stock, (2) any acquisition by the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or by the Brentwood Group or the Aurora Group or any of their respective Affiliates, of shares of the capital stock of the Company or (3) a merger, consolidation or other business combination involving the Company if, immediately following such merger, consolidation or other business combination, (a) all or substantially all of the individuals and entities that were the beneficial owners (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the outstanding voting stock of the Company immediately prior to such merger, consolidation or other business combination directly or indirectly beneficially own more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such merger, consolidation or other business combination (including but not limited to an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or indirectly or through one or more subsidiaries) in substantially the same proportions, relative to each other, as their ownership of the voting stock of the Company immediately prior to such merger, consolidation or other business combination, and (b) no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (other than the Company, the entity resulting from such merger, consolidation or other business combination, any employee benefit plan (or related trust) sponsored or maintained by the Company, a subsidiary of the Company or the entity resulting from such merger, consolidation or other business combination or the Brentwood Group, the Aurora Group or any of their respective Affiliates) directly or indirectly beneficially owns 50% or more of the combined voting power of the then outstanding voting securities of the entity resulting from such merger, consolidation or other business combination.

Section V.  Drag-Along Rights.
            -----------------

          A. In the event the Brentwood Group and the Aurora Group (in such capacity, the Brentwood Group and the Aurora Group being referred to collectively as the "Drag-Along Group") determine in writing to accept an offer from an unaffiliated third party (other than an Affiliate of any member of the Drag-Along Group) to acquire 100% of the outstanding shares of Company Stock, then, subject to Section V.C below, at the option of the Drag-Along Group, each of the other Stockholders shall sell, and shall cause any Affiliate of such other Stockholder to sell, all shares of Company Stock held by such Stockholder or Affiliate pursuant to such offer to purchase (the "Drag-Along Sale"). All holders of Company Stock (i) shall receive in the Drag-Along Sale the same consideration per share of each class of Company Stock, shall be subject to the same terms and conditions of sale and shall otherwise be treated equally or, where appropriate, pro rata based upon the number of shares of such class of
                   --------
Company Stock held by each Stockholder, and (ii) shall execute such documents and take such other actions, including the voting of shares or acting by written consent, as may be reasonably required by the Drag-Along Group in order to effect the Drag-Along Sale.

          Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Drag-Along Sale by the Drag-Along Group; provided,
                                                                    --------
however, that all selling Stockholders shall share pro rata, based upon the
-------                                            --------
number of shares of each class of Company Stock being sold by each Stockholder, in any escrow or holdback (which shall be limited to 20% of the cash consideration received by all Stockholders with respect to the shares of Company Stock) established for the purpose of satisfying indemnity liabilities to the purchaser in the Drag-Along Sale (other than liabilities for breaches of Title Representations, which shall be the sole responsibility of the selling further provided, however, except for breaches of Title Representations, each
---------------- --------
selling Stockholder's sharing obligation hereunder with respect to such indemnity or other liabilities shall be limited to such escrow or holdback. In no circumstance whatsoever, except breaches of Title Representations, shall any recourse be had against any selling Stockholder, whether by levy or execution or under any law or by the enforcement of any assessment or penalty or otherwise (it being understood that, except with respect to breaches of Title Representations, the sole source for enforcing a selling Stockholder's sharing obligation hereunder shall be such escrow or holdback). Any amount returned to selling Stockholders from such escrow or holdback shall be returned pro rata in
                                                                    --------
proportion to the number of shares of Company Stock held by each of them.

          The consideration for the Drag-Along Sale may be in any form;

provided, however, that such consideration must include cash (exclusive of cash
--------  -------
deposited in escrow or holdback) in an amount sufficient to allow each participant in the Drag-Along Sale to pay its federal and state taxes on the transaction at assumed rates equal to the highest applicable federal and state rates.

          B. The Drag-Along Group members participating in a Drag-Along Sale shall promptly provide each Stockholder with written notice (the "Drag-Along Sale Notice") not more than sixty (60) days and not less than twenty (20) days prior to the date of the Drag-Along Sale (the "Drag-Along Sale Date"). Each Drag-Along Sale Notice shall set forth (i) the name and address of each proposed transferee or purchaser of shares of Company Stock in the Drag-Along Sale, (ii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iii) confirmation that the proposed purchaser or transferee has been informed of the "Drag-Along Rights" provided for herein and has agreed to purchase shares of Company Stock in accordance with the terms hereof, and (iv) the estimated Drag-Along Sale Date.

          C. The provisions of this Section V shall apply regardless of the form of consideration received in the Drag-Along Sale, and if any non-cash consideration is proposed in the Drag-Along Sale to each member of the Drag-Along Group, each Stockholder shall accept such Stockholder's pro rata share of
                                                              --------
such non-cash consideration for Company Stock based upon such Stockholder's proportional ownership of shares of each class of Company Stock. The provisions of this Section V shall also apply to any exchange of Company Preferred Stock for, or reclassification of Company Preferred Stock into, Company Common Stock, as if such transaction were a sale subject to this Section V.

          D. The provisions of this Section V shall terminate on the earlier of (i) the closing of a Qualified IPO or (ii) the transfer, by sale or exchange of shares or merger, consolidation or other business combination involving the Company or otherwise, of outstanding shares of the capital stock of the Company representing more that 50% of the voting power in terms of the election of directors of the Company; provided, however, that no such transfer shall be
                          -----------------
deemed to have occurred as the result of (1) any redemption by the Company of all or any portion of any series of its outstanding preferred stock, (2) any acquisition by the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or by the Brentwood Group or the Aurora Group or any of their respective Affiliates, of shares of the capital stock of the Company or (3) a merger, consolidation or other business combination involving the Company if, immediately following such merger, consolidation or other business combination, (a) all or substantially all of the individuals and entities that were the beneficial owners (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the outstanding voting stock of the Company immediately prior to such merger, consolidation or other business combination directly or indirectly beneficially own more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such merger, consolidation or other business combination (including but not limited to an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or indirectly or through one or more subsidiaries) in substantially the same proportions, relative to each other, as their ownership of the voting stock of the Company immediately prior to such merger, consolidation or other business combination, and (b) no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (other than the Company, the entity resulting from such merger, consolidation or other business combination, any employee benefit plan (or related trust) sponsored or maintained by the Company, a subsidiary of the Company or the entity resulting from such merger, consolidation or other business combination or the Brentwood Group, the Aurora Group or any of their respective Affiliates) directly or indirectly beneficially owns 50% or more of the combined voting power of the then outstanding voting securities of the entity resulting from such merger, consolidation or other business combination.

Section VI.  Registration Rights.
             -------------------

          The Stockholders shall have the registration rights ("Registration Rights",) set forth in Exhibit A hereto, which is hereby incorporated herein as if set forth in full in this Agreement.

Section VII.  Exempt Transfers.
              ----------------

          The provisions of Section III and Section IV shall not apply to a transfer by a Stockholder, either during such Stockholder's lifetime or by will or intestacy upon his death, to (i) the Company or any subsidiary thereof; (ii) such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces; (iii) any custodian, guardian, trust or trustee for the account or benefit of such Stockholder or such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces; (iv) any organization which is exempt from federal income taxation under the provisions of Section 501(c)(3) of the Internal Revenue Code; provided, however, that the aggregate number of
                           --------  -------
shares of Company Stock transferred by such Stockholder pursuant to the provisions of this clause (iv) shall not exceed 10% of the shares of Company Stock owned by such Stockholder as of the date of this Agreement; (v) a trustee or custodian of a trust described in Section 401(a) or (h) of the Internal Revenue Code, or an Individual Retirement Account or custodial account within the meaning of Section 408(a) or (h) of the Internal Revenue Code, for the benefit of such Stockholder; (vi) as to any Stockholder that is a trust, all the beneficiaries of which are natural persons, such beneficiaries or the grantor of the trust; (vii) as to any Stockholder that is a limited partnership or limited liability company, (a) any limited or general partner, member, officer, employee or Affiliate of such Stockholder or (b) any

Affiliate of any limited or general partner or member of such Stockholder;
(viii) as to any member of the Aurora Group, any other member of the Aurora Group; (ix) as to any member of the Brentwood Group, any other member of the Brentwood Group; (x) any transferee under an effective registration statement; or (xi) in the case of a Stockholder that is an entity, to any Person(s) controlling, controlled by or under common control with such Stockholder and, if such transfer is to a controlling Stockholder or controlling Stockholders, any further transfer by any such Stockholder to an entity controlled by it (and, for the purposes of this clause (xi) only, "control" and correlative terms mean direct or indirect ownership of at least 66*% of the voting securities of the applicable entity) or, in the case of a partnership, to another partnership with the same general partner or under common control with the general partner of the transferor partnership, so long as the transferee partnership was not formed for the purpose of acquiring or holding the transferred securities); provided,
                                                                 --------
however, that the transferee pursuant to all of the foregoing clauses (except
-------
clauses (i) and (x)) shall receive and hold such shares subject to the provisions of this Agreement and there shall be no further transfer of such shares except in accordance herewith; further provided, however, that the
                                      --------------------------
transferee shall acknowledge and agree, in a writing satisfactory to the Company, to be bound by the terms of this Agreement and shall execute and deliver to the Company a letter to such effect. Furthermore, the provisions of
Section IV shall not apply to any sales or other transfers by any Stockholder aggregating less than 1% of the outstanding shares of Company Common Stock or Company Preferred Stock, as the case may be, in any six-month period.

Section VIII.  Restriction on Public Sale.
               --------------------------

          Anything to the contrary herein notwithstanding, in the event that the Company files a registration statement with respect to an underwritten public offering under the Securities Act in which any class of the Company's equity securities is offered, no Stockholder shall effect any public sale or distribution (except pursuant to said registration statement) of any of the shares of Company Stock (which shares, for the purposes of this Section VIII, shall include any and all voting securities received by such Stockholder as a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of Company Stock) or any of the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning ten (10) days before the filing of such registration statement with the Commission and ending on the later of ninety (90) days after such registration statement has become effective or ten
(10) days after it has been withdrawn.   After the completion of two (2)
underwritten public offerings of the Company's equity securities, this Section VIII shall cease to apply to any Stockholder who, at the time of any subsequent registration, is not an Affiliate of the Company.

Section IX.  Register of Securities: Removal of Restrictions on Transfer;
             ------------------------------------------------------------
             Legends.
             -------

          A.   Register of Securities.   The Company or its duly appointed agent
               ----------------------
shall maintain separate registers for the shares of Preferred Stock and the shares of Common Stock, in which it shall register the issuance and sale of all such respective shares. The Company may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with the provisions of this Agreement. All transfers of such securities shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of such securities as the actual holder thereof until the Company or its agent is required to record a transfer of such securities on its register.

          B.   Removal of Transfer Restrictions.  Any legend endorsed on a
               --------------------------------
certificate evidencing shares of Company Stock and the stop transfer instructions and record notations with respect to such shares shall be removed, and the Company shall issue a certificate without such legend to the holder of such shares in the event that (i) such shares have been sold pursuant to an effective registration statement under the Securities Act, (ii) a notification under Regulation A under the Securities Act is in effect with respect thereto, or (iii) such shares have been sold under Rule 144 or Rule 144A under the Securities Act.

          C.   Legends.  Subject to Section IX.B, all certificates evidencing
               -------
the shares of Company Stock subject to this Agreement shall bear substantially the following legends:

               (i) "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement for such shares under the Act or an opinion of counsel satisfactory in form and content to the issuer that such registration is not required under such Act."

               (ii) "The securities represented by this certificate are subject to restrictions on transfer, including, but not limited to, a right of first refusal, tag-along rights, drag-along rights and certain other rights in favor of certain stockholders, all as set forth in a Stockholders' Agreement, as amended from time to time, between the issuer corporation and the registered holder, or its predecessor in interest, a copy of which is on file at the principal office of the issuer corporation and will be furnished upon request to the holder of record of the shares represented by this certificate."

               (iii) Any legend required to be placed thereon by any applicable state securities law.

Section X.  Enforcement.
            -----------

          The parties acknowledge that the remedy at law for any breach or violation of the provisions of this Agreement shall be inadequate and that, in the event of any such breach or violation, the Company and the Stockholders (or any one or more of them) shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which any such party may be entitled.

Section XI.  Violation of Transfer Provisions.
             --------------------------------

          The Company shall not be required (i) to transfer on its books any shares of Company Stock which shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or
(ii) to treat as owner of such shares of Company Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred in violation of this Agreement.

Section XII.  Governance; Board of Directors.
              ------------------------------

          A.   Board of Directors.  Larry Clayton ("Clayton") or, in the event
               ------------------
of Clayton's death or disability rendering him incapable of performing his duties as a director, Delton Clayton (together with Clayton, the "Clayton Director") shall be entitled to be a member of the Board as long as Clayton and his Affiliates own in the aggregate at least 45% of the 11,445 shares of Company Common Stock held by Clayton and his Affiliates as of September 30, 1998, as adjusted to reflect stock dividends, stock splits and other changes in the capital structure of the Company. As long as the Company's Series C Special Voting Preferred Stock (the "Series C Preferred") remains outstanding and the Clayton Director is entitled to be a member of the Board pursuant to the immediately preceding sentence, the Aurora Group shall be entitled to nominate a member of the Board who is not an employee of any member of the Aurora Group or any of their respective Affiliates (the "Aurora Nonemployee Director").

          B.   Elections to Board.   The Stockholders shall take appropriate
               ------------------
actions, including the voting of shares of Company Stock or the acting by written consent, to cause the election of the Clayton Director and the Aurora Nonemployee Director to become effective on the date of this Agreement. The Stockholders shall vote all of the shares owned or held of record by them at all annual and special meetings of the stockholders of the Company called or held for the purpose of filling positions on the Board, and in each written consent executed in lieu of such a meeting of stockholders, and each party hereto shall take all actions otherwise necessary, to ensure (to the extent within the parties' collective control) the election of (i) the Clayton Director and the Aurora Nonemployee Director to the Board for the applicable periods set forth in
Section XII.A and (ii) the members of the Board as the directors of each of the Company's subsidiaries.

          C.   Initial Public Offering.  Notwithstanding the foregoing, the
               -----------------------
parties agree to reconsider the composition of the Board as a whole and the desirability of any voting arrangements at the time of a Qualified IPO; provided, however, that no party will have any liability for failure to reach an
-------- --------
agreement as a result of such reconsideration.

Section XIII.  Affiliate Transactions.
               ----------------------

          From the date of this Agreement until the closing of a Qualified IPO, the Company shall not enter into or engage in an Affiliate Transaction without Requisite Board Approval (as defined in Section 1(d) of Article III of the Amended and Restated Bylaws of the Company; provided, however, that no such
                                            -----------------
approval or further such approval shall be required for the Company to enter into or engage in, or continue to engage in, an Affiliate Transaction that (a) prior to the date of this Agreement, the Company was contractually obligated to enter into or engage in or (b) is expressly contemplated by the Agreement and Plan of Merger dated as of September 3, 1999, among QDSP Holdings, Inc., the Company and Fleetpride Acquisition Corporation (the "Merger Agreement"), and any Affiliate Transaction referred to in clause (a) or (b) of this sentence shall be permitted. Notwithstanding the definition of "Affiliate" in Section

XV, for the purposes of this Section XIII and the definition of "Affiliate Transaction" in Section XV, each member of the Aurora Group shall be deemed to be an Affiliate of the Company as long as the Aurora Group retains at least 45 percent of the total combined voting power represented by the shares of capital stock of the Company held by Aurora, Aurora Overseas and QDEP, collectively, immediately following the consummation of the transactions contemplated by the Merger Agreement, and each member of the Brentwood Group shall be deemed to be an Affiliate of the Company as long as the Brentwood Group retains at least 45 percent of the total combined voting power represented by the shares of capital stock of the Company held by BABF immediately following the consummation of the transactions contemplated by the Merger Agreement.

Section XIV.  General Provisions.
              ------------------

          A.   After-Acquired Shares.  All of the provisions of this Agreement
               ---------------------
shall apply to (i) all of the shares of Company Stock now owned or which may be transferred hereafter to, or owned by, any Stockholder and (ii) all securities and instruments (1) received by a Stockholder as a dividend on or other payment made to holders of Company Stock, or (2) issued in connection with a split of Company Stock or as a result of any exchange for or reclassification of Company Stock or a reorganization, recapitalization, consolidation or merger. In addition, any person or entity who does not presently own but subsequently acquires newly-issued shares of Company Stock or securities convertible into or exercisable or exchangeable for Company Stock may become a party to and be bound by this Agreement to such extent as the Company and such person or entity may agree.

          B.   Rights and Obligations of Transferees.  If a Stockholder
               -------------------------------------
transfers any or all of its shares of Company Stock to any Person, that Person and each subsequent transferee thereof shall have the same rights hereunder as are given to such Stockholder, and shall be subject to the same obligations as are imposed upon such Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. The Company will not record any transfer of Company Stock that was made in violation of any provision of this Agreement.

          C.   Owner of Stockholder Shares.   The person in whose name shares of
               ---------------------------
Company Stock are registered in the stock books of the Company may be treated as the owner thereof for all purposes, including without limitation, the giving of notices under this Agreement.

          D.   Notices.   All notices, requests, consents and other
               -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

               (i) if to any Stockholder, addressed to such Stockholder at its address shown on the stock register maintained by the Company or at such other address as such Stockholder may specify by written notice to the Company, with copies to such other Person(s) as such Stockholder may designate, or

               (ii) if to the Company, c/o HDA Parts System, Inc., 520 Lake Cook Road, Deerfield, Illinois 60015, Attention: John J. Greisch, or to such other address as the Company may specify by written notice to the Stockholders, with copies to (1) Brentwood City Corp., c/o Brentwood Associates, 11150 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90025, Attention: Christopher A. Laurence, and (2) Aurora Equity Partners II, L.P., c/o Aurora Capital Group, 10877 Wilshire Boulevard, Suite 2100, Los Angeles, California 90024, Attention: Richard K. Roeder, with a copy to Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, CA 90071 (telecopier: 213-229-7520), Attention: Bruce D. Meyer.

Each such notice, request, consent or other communication shall be deemed to have been given upon receipt thereof or, if sooner, five (5) days after such has been deposited as described above. The addresses for the purposes of this
Section XIV.D. may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

          E.   Choice of Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws, and not the laws of conflicts of laws, of the State of Delaware. Each of the parties to this Agreement hereby irrevocably and unconditionally (i) agrees to be subject to, and hereby consents and submits to, the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware for the limited purpose of enforcing this Agreement, (ii) to the extent such party is not otherwise subject to service of process in the State of Delaware, hereby appoints The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, as such parry's agent in the State of Delaware for acceptance of legal process and (iii) agrees that service made on such agent shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

          F.   Severability.  The parties hereto agree that the terms and
               ------------
provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and that, in any event, the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid term or provision that, in its economic effect, shall be as close as possible to the unenforceable or invalid term or provision.

          G    Parties in Interest.  All the terms and provisions of this
               -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

          H    Modification, Amendment and Waiver.   Except as expressly
               ----------------------------------
provided below, this Agreement may be modified, amended or waived only by a written agreement signed by (i) the Company, (ii) Aurora, so long as the Series C Preferred remains outstanding, (iii)

Brentwood, so long as the Company's Series D Special Voting Preferred Stock remains outstanding, and (iv) the holders of at least a majority of the outstanding Company Stock; provided, however, that any modification or amendment
                           -----------------
that would materially increase any Stockholder's obligations hereunder, or would deprive any Stockholder of the realization in all material respects of any material benefit granted herein to such Stockholder by name, or would grant a benefit to any Stockholder by name, or would not be applicable pro rata to all
                                                               --------
Stockholders, shall not be effective against any adversely affected Stockholder without such Stockholder's written consent. Modifications or amendments that make only clarifying changes may be made by the Company acting alone. Each Stockholder will receive prompt notice of any amendment to the Agreement with respect which the Stockholder has not already consented in writing. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms. Notwithstanding the foregoing, the Company shall have the right, in the sole discretion of the Board, to issue shares of Company Stock (or options or warrants to purchase, or securities convertible into, such shares), to any Person, regardless of whether such Person is already party to this Agreement, and to cause such securities and such Persons (to the extent not already subject to this Agreement) to become subject to this Agreement as shares of Company Stock and as a Stockholder, respectively.

          I    Integration.  This Agreement (together with Exhibit A hereto; the
               -----------
letter agreement dated June 19, 1998, among City Truck and Trailer Parts, Inc., William L. Clayton, The Delton Lane Clayton Trust dated November 1, 1990, The Deidra Elaine Clayton Trust dated November 1, 1990, The William Larry Clayton Grandchildren's Trust dated April 30, 1997, and Charles Roy Johnson; the letter agreement dated June 19, 1998, between City Truck and Trailer Parts, Inc. and Stone Heavy Duty, Inc.; the confirmation letter dated August 27, 1998, from HDA Parts System, Inc. and the Company to Larry Clayton; the confirmation letter dated August 27, 1998, from HDA Parts System, Inc. and the Company to James T. Stone and Fred A. Stone, Jr.; and the letter agreement dated January 11, 1999, from the Company to Davis S. Seewack and Robin E. Seewack, as Trustees of The Seewack Family Trust dated November 19, 1997, and Scott Spiwak and Jill Spiwak, as Trustees of the Spiwak Family Trust dated May 4, 1990) constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and negotiations with respect thereto.

          J    Headings.  The headings of the sections and paragraphs of this
               --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          K    Counterparts.   This Agreement may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

Section XV.  Definitions.
             -----------

          As used in this Agreement, the following terms have the following meanings:

          An "Affiliate" of a specified Person means a Person that controls, is controlled by, or is under common control with, the specified Person, and in this context, "control", "controls" and "controlled" mean the direct or indirect power to direct the management and policies or affairs of a Person through the ownership of voting securities or by contract or otherwise and, in the case of a limited partnership, shall include, but shall not be limited to, all of the limited partnership's general partners and their respective Affiliates.

          "Affiliate Transaction" means (i) any sale, lease, transfer or other disposition by the Company or any of its subsidiaries (which, for the purposes of this definition, shall include all partnerships, corporations, joint ventures, limited liability companies or other entities in which the Company has an equity interest, regardless of whether such interest is a controlling interest) of any of their respective properties or assets to,
     (ii) any purchase of property or assets by the Company or any of its subsidiaries from, (iii) any investment by the Company or any of its subsidiaries directly or indirectly (including by way of a purchase of capital stock of any Person from another Person) in, (iv) any agreement by the Company or any of its subsidiaries with or for the benefit of, or (v) any other transaction between the Company or any of its subsidiaries and any of the following: (1) an Affiliate of the Company or any subsidiary of the Company, (2) any Associate of any Affiliate described in the preceding clause (1), or (3) any Person that is either an Affiliate of any Associate described in the preceding clause (2) or is individually or collectively under the control of any Associate described in the preceding clause (2).

          An "Associate" of a specified Person means (i) a Person of which the specified Person is a director, officer, general or managing partner or member or is the direct or indirect beneficial owner of 10 percent or more of any class of equity securities issued by such Person, (ii) a trust or estate in which the specified Person has a substantial beneficial interest or as to which the specified Person serves as a trustee or in a similar fiduciary capacity, and (iii) a relative or spouse of, who shares the same residence as, the specified Person.

          "Aurora" means Aurora Equity Partners II, L.P.

          "Aurora Group" means Aurora, Aurora Overseas and QDEP and any of their respective Affiliates.

          "Aurora Overseas" means Aurora Overseas Equity Partners II, L.P.

          "BABF" means BABF City Corp.

          "Brentwood Group" means BABF and its Affiliates.

          "Brentwood" means Brentwood Associates Buyout Fund II, L.P.

          "Business Day" means any day other than a Saturday, Sunday or legal holiday.

          "Involuntary Transfer" means any transfer, proceeding or action (other than as set forth in Section VII) by or in which a Stockholder shall be deprived or divested of any right, title or interest in or to any shares of Company Stock, including, without limitation, (i) any seizure under levy of attachment or execution, (ii) any foreclosure upon a pledge of such shares of Company Stock, (iii) any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the Federal Bankruptcy Code of 1978, or any modifications or revisions thereto or any similar state laws) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency,
     (iv) any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, (v) any transfer to such Stockholder, with respect to the disposition of the community property interest of such Stockholder's spouse in all or any part of the shares of Company Stock upon the death of such spouse, and any transfer occasioned by the incompetence of such Stockholder, or (vi) any transfer to a Stockholder's spouse as a result of the termination of the marital relationship of the Stockholder and the Stockholder's spouse.

          "Person" means any individual, corporation, joint venture, limited liability company, partnership, trust, unincorporated organization or other entity.

          "QDEP" means Quality Distribution Equity Partners, L.P.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              CITY TRUCK HOLDINGS, INC.


                               By: /s/ John J. Greisch
                                   ------------------------------------
                                   John J. Greisch
                                   President and Chief Executive Officer


                              BABF CITY CORP.


                              By: /s/ Christopher A. Laurence
                                  --------------------------------------
                                  Christopher A. Laurence
                                  President

                              AURORA EQUITY PARTNERS II L.P.
                              By:  Aurora Capital Partners II L.P.,
                                   general partner
                                   By:  Aurora Advisors II LLC,
                                        general partner


                              By: /s/ Richard K. Roeder
                                  ----------------------------------------------
                                      Name:  Richard K. Roeder
                                      Title: Vice President


                              AURORA OVERSEAS EQUITY PARTNERS II, L.P.
                              By: Aurora Capital Overseas Partners II L.P., general partner
                              By:  Aurora Overseas Advisors II LDC,
                                   general partner


                              By: /s/ Richard K. Roeder
                                  ----------------------------------------------
                                      Name:   Richard K. Roeder
                                      Title:  Vice President



                              HDA PARTNERS I, L.P.
                              By: Brentwood Associates Buyout Fund II, L.P., general partner
                                   By: Brentwood Private Equity LLC,
                                       general partner


                              By:  /s/ Christopher A. Laurence
                                   ---------------------------------------------
                                      Name:  Christopher A. Laurence
                                      Title: Managing Member


                              QUALITY DISTRIBUTION EQUITY PARTNERS L.P.
                              By:  Aurora Advisors II LLC,
                                   general partner


                              By:  /s/ Richard K. Roeder
                                   ---------------------------------------------
                                      Name:  Richard K. Roeder
                                      Title: Vice President

                                              THE DELTON LANE CLAYTON TRUST
                                              dated November 1, 1990

                                              By: /s/ Neil Bailey
                                                 _____________________________
                                                   Neil Bailey as Trustee


                                              THE DIEDRA ELAINE CLAYTON TRUST
                                              dated November 1, 1990

                                              By: /s/ Neil Bailey
                                                 _____________________________
                                                   Neil Bailey as Trustee


                                              THE WILLIAM LARRY CLAYTON
                                              GRANDCHILDREN'S TRUST
                                              dated April 30, 1997

                                              By: /s/ Neil Bailey
                                                 _____________________________
                                                   Neil Bailey as Trustee

                                                /s/ William L. Clayton
                                                _____________________________
                                                   WILLIAM L. CLAYTON

                                                 /s/ Charles Roy Johnson
                                                 _____________________________
                                                   CHARLES ROY JOHNSON

                                                 /s/ James T. Stone
                                                 _____________________________
                                                   JAMES T. STONE

                                                 /s/ Fred A. Stone, Jr.
                                                 _____________________________
                                                   FRED A. STONE, JR.

                                                 /s/   A. KEITH MCLEMORE
                                                 ______________________________
                                                   A. KEITH MCLEMORE

                                                 /s/ JOHN J. GREISCH
                                                 ______________________________
                                                   JOHN J. GREISCH

                                                 /s/ JOHN P. MILLER
                                                 ______________________________
                                                   JOHN P. MILLER

                                                  /s/ MARTIN R. REID
                                                 ______________________________
                                                   MARTIN R. REID


                                                  /s/ DON PURCELL
                                                 ______________________________
                                                   DON PURCELL


                                                  /s/ HAROLD JOHNSON
                                                 ______________________________
                                                   HAROLD JOHNSON


                                                  /s/ KEN MCKEE
                                                 ______________________________
                                                   KEN MCKEE


                                                  /s/ CHARLES R. TURNER
                                                 ______________________________
                                                   CHARLES R. TURNER


                                                  /s/ ANTHONY WILLIAM CAVALLE
                                                 ______________________________
                                                   ANTHONY WILLIAM CAVALLE


                                                  /s/ KENNETH J. GERTZ
                                                 ______________________________
                                                   KENNETH J. GERTZ


                                                  /s/ GREGORY R. WOODS
                                                 ______________________________
                                                   GREGORY R. WOODS


                                                  /s/ TIMOTHY GADUS
                                                 ______________________________
                                                   TIMOTHY GADUS

                                                /s/ PATRICK GAUGHAN
                                                 _____________________________
                                                   PATRICK GAUGHAN


                                                /s/ VINCE LOMBARDO
                                                 _____________________________
                                                   VINCE LOMBARDO


                                              THE VINGIANO FAMILY LIMITED
                                              PARTNERSHIP


                                              By:/s/  Anthony N. Vingiano
                                                 _____________________________
                                                   Name:  Anthony N. Vingiano
                                                   Title:  General Partner


                                              ANTHONY N. VINGIANO SPRAY TRUST



                                              By:/s/ Theresa F. Vingiano
                                                 _____________________________
                                                   Theresa F. Vingiano, as
                                                   Trustee


                                              GARY D. VINGIANO SPRAY TRUST



                                              By:/s/ Theresa F. Vingiano
                                                 _____________________________
                                                   Theresa F. Vingiano, as
                                                   Trustee


                                              TRACEY A. VINGIANO SPRAY TRUST



                                              By:/s/ Theresa F. Vingiano
                                                 _____________________________
                                                   Theresa F. Vingiano, as
                                                   Trustee

                                                 /s/ ANTHONY N. VINGIANO
                                                 ______________________________
                                                   ANTHONY N. VINGIANO


                                                 /s/ GARY D. VINGIANO
                                                 ______________________________
                                                   GARY D. VINGIANO


                                              THE SEEWACK FAMILY TRUST
                                              dated November 19, 1997

                                              By:  /s/ David S. Seewack
                                                   -----------------------------
                                                   David S. Seewack, as Trustee

                                              By:  /s/ Robin E. Seewack
                                                   -----------------------------
                                                   Robin E. Seewack, as Trustee


                                              THE SPIWAK FAMILY TRUST
                                              dated May 4, 1990

                                              By:  /s/ Scott Spiwak
                                                   -----------------------------
                                                   Scott Spiwak, as Trustee

                                              By:  /s/ Jill Beth Spiwak
                                                   -----------------------------
                                                   Jill Beth Spiwak, as Trustee


                                              THE MATHIS FAMILY REVOCABLE
                                              LIVING TRUST

                                              By:  /s/ Gregory D. Mathis
                                                   -----------------------------
                                                   Gregory D. Mathis, as Trustee


                                              By:  /s/ Susan M. Mathis
                                                   -----------------------------
                                                   Susan M. Mathis, as Trustee

                                                   /s/ GENE L. CURTIN
                                                   _____________________________
                                                   GENE L. CURTIN


                                                   /s/ PAUL H. ETSEKSON
                                                   _____________________________
                                                   PAUL H. ETSEKSON




                                                   /s/ L. SCOTT ESPOSITO
                                                   _____________________________
                                                   L. SCOTT ESPOSITO

                                                TAG INVESTMENT L.L.C.

                                                By:  /s/ Anthony N. Vingiano
                                                     ---------------------------
                                                     Name: Anthony N. Vingiano
                                                     Title: Managing Member

                                                     /s/ Todd A. Dunn
                                                     ---------------------------
                                                     TODD A. DUNN

                                                     /s/ Gregory T. Wagner
                                                     ---------------------------
                                                     GREGORY T. WAGNER

                                                     /s/ Stephen Crowley
                                                     ---------------------------
                                                     STEPHEN CROWLEY

                                                     /s/ Thomas Gildea
                                                     ---------------------------
                                                     THOMAS GILDEA

                                                     /s/ Charles Vollman
                                                     ---------------------------
                                                     CHARLES VOLLMAN

                                                CTH/WADE L.P.
                                                By:   Aurora Advisors II LLC

                                                By: /s/ Richard K. Roeder
                                                   ----------------------------
                                                    Richard K. Roeder, Vice
                                                    President

                                               ROBERT ANDERSON REVOCABLE TRUST

                                               By: /s/ Robert Anderson
                                                  ----------------------------
                                                    Name: Robert Anderson
                                                    Title: Trustee

                                              JAMES D. AND MARIA D. HODGSON
                                              INTER VIVOS PERSONAL TRUST


                                              By:  /s/ James D. Hodgson
                                                   -----------------------------
                                                   James D. Hodgson, Advisory
                                                   Board

                                              ALLENWOOD VENTURES, INC.



                                              By:  /s/ James Ramo
                                                   -----------------------------
                                                   Name: James Ramo
                                                   Title: President

                                              THE COOK FAMILY TRUST U/A DTD
                                              9/6/91


                                                  /s/ Lodwrick M. Cook
                                              By: ______________________________
                                                   Lodwrick M. Cook, Trustee


                                               /s/ John E. Anderson
                                              __________________________________
                                              John E. Anderson


                                              DALE FREY FAMILY LIMITED
                                              PARTNERSHIP


                                              By: /s/ Dale Frey
                                                 _______________________________
                                                   Name: Dale Frey
                                                   Title: General Partner